                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of National City Corporation of our reports dated February 8, 2005 with respect to the consolidated financial statements of National City Corporation and subsidiaries, National City Corporation management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of National City Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2004.

       REGISTRATION
FORM   STATEMENT NO.                            DESCRIPTION
----   -------------    ------------------------------------------------------------
S-3       33-44209      Registration Statement
S-3       33-44209      Post-Effective Amendment Nos. 1 & 2
S-8       33-52271      Registration Statement
S-8       33-45363      Registration Statement
S-4       33-56539      Registration Statement
S-4       33-56539      Post-Effective Amendment No. 1 on Form S-8
S-8       33-57045      Registration Statement
S-8       33-58815      Registration Statement
S-4      333-01697      Post-Effective Amendment No. 1 on Form S-8
S-4/A    333-01697      Amendment No. 1
S-4      333-01697      Registration Statement
S-3     333-104080      Registration Statement
S-3/A   333-104080      Amendment No. 1
S-3     333-104080      Post-Effective Amendment No. 1
S-4      333-46571      Registration Statement
S-4      333-46571      Post-Effective Amendment No. 1
S-4      333-46571      Post-Effective Amendment No. 2 on Form S-8
S-4      333-45609      Registration Statement
S-4/A    333-45609      Amendment No. 1
S-4      333-45609      Post-Effective Amendment No. 1 on Form S-8
S-8      333-58923      Registration Statement
S-8      333-60411      Registration Statement
S-3      333-71207      Registration Statement
S-3/A    333-71207      Amendment No. 1
S-4      333-31827      Registration Statement
S-4/A    333-31827      Amendment Nos. 1 & 2
S-8      333-61712      Registration Statement
S-8      333-61712      Post-Effective Amendment Nos. 1, 2 & 3
S-8      333-67354      Registration Statement
S-8      333-67354      Post-Effective Amendment Nos. 1, 2 & 3
S-8      333-98731      Registration Statement
S-8      333-98731      Post-Effective Amendment No. 1
S-8     333-121536      Registration Statement
S-8     333-119950      Registration Statement
S-4     333-116872      Registration Statement
S-8     333-116231      Registration Statement
S-8     333-114370      Registration Statement
S-4     333-113888      Registration Statement
S-4/A   333-113888      Amendment No. 1
S-4     333-113888      Post-Effective Amendment No. 1 on Form S-8
S-4     333-112617      Registration Statement
S-4/A   333-112617      Amendment No. 1

                                      /s/ Ernst & Young LLP
Cleveland, Ohio
February 8, 2005